Exhibit 10.28

Samson Partners  Ph. (347) 442-7999 (718) 304-1163 Contract ID# 405812 Sales Partner: Steve Marlmwitz, Jr. Samson Partners  REVENUE BASED FACTORING  (RBF/ACH) AGREEMENT  Agreement dated March 06 2015 be'hveen Samson  Partners ("FUNDER") and the merchant listed below ("the Merchant"). (Month) (Day) (Year) MERCHANT INFORMATION  Merchant's Legal Name: SpeedEmissions  Inc. I SpeedEmissions Car Care. LLC I Soeec!Emissions Acquisition Company. LLC D/B/A: Speedemissions CACHl CLFl  State of illcorporation I Organization; GA Type of entily: (X) Corporation (  ) Limited Liability Company ( ) Limited Partnership (  ) Limited Liabilily Partnership (  ) Sole Proprietor  Physical Address: 1015 Tyrone Road Suite 220  Mailing Address:  Date business started (mm/yy): 01/01  City: Tvrone  Cily:  Federal ID# 33-0961488  PlTRCHASE AND SALE OF FUTURE  RECEJVABLES  State: GA State:  Zip: 30290  Zip:  Merchant hereby sells, assigns and transfers to Funder, as the lead purchaser  for itself and co-investors  [making Funder on behalf  of itself  and all co-investors (collectively the Funders),  the absolute owner] in consideration of the funds provided ("Purchase  Price") specified below, ali of Merchant's  future receipts,  accounts, contract  rights and  other obligations arising from or relating to the payment of monies from Merchant's  customers' and/or other third party payers (collectively the "Receipts" defined as all payments made by cash. check, electronic transfer or other fonn of monetary payment in the ordinary course of the merchant's  business), until such time as the "Receipts Purchased Amount" has been delivered by Merchant to FUNDER. The Receipts Purchased Amount shall be paid to FUNDER by 1he Merchant irrevocably authorizing only one depositing account acceptable to FUNDER (the "Account") to remit the percentage specified below (the "Specified Percentage") oftbe Merchant's Receipts, until such time as FUNDER receives payment in fW.l of1he Receipts Purchased Amount  In consideration of servicing the account, the Merchant hereby authorizes FUNDER to ACH Debit the "Specified  Daily Amount" from the merchant's bank account as the base payment credited against the Specified Percentage due. It is the Merchants responsibility to pro\ de bank statements for any and ali bank accounts held by the Merchant to reconcile the daily payments made against the Specified Percentage permitting FUNDER to debit or credit the difference to the merchant so that payment equals the Specified Percentage.  Failure to provide all of their bank statements in a timely  manner or missing a month shall forfeit all rights to future reconciliations. FUNDER  may, upon Merchant's  request, adjust the amount of any payment due under this Agreement at FONDER's sole discretion and as it deems appropriate in servicing tills Agreement. Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by FUNDER remains in the account Merchant will be held responsible for any fees incurred by FUNDER resulting from a rejected ACH attempt or an event of default (See Appendix A) FUNDER is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from FUNDER' scheduled ACH debit under the tenns of this agreement Notwithstanding anything to the contrary in this Agreement or any other agreement between FUNDER and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS  or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT IERMS  AND CONDITIONS, the Specified Percentage  shall equal 100%. A list of all fees applicable under this agreement is contained in Appendix A. Purchase PriCe:$60.000.00 Specified Percentage: ll% Specific Daily Amount: $1...1.ill!.QQ. Receipts Purchased Amount: $76.800.00  THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGE 2, THE "MERCHANT SECURITY AGREEMENT" AND "ADMINISTRATIVE FORM HFiREOF ARE HEREBY INCORPORATED IN AND A PART OF ms CHANT A REE iENT.  FOR THE MERCHANT(#!) I ,/ _ / By Richard  Parlontien CJ'l.L't4.t!J'  V  Sign Here  -------c======------ . OWNER/GUARANTOR #I /  /  '/ _  /- By Richard  Parlontieri  C.f/a1c  Sign Here (Print Name)  (Signature)  . OWNER/GUARANTOR #2 By -----===:c---------- Sign Here (Print Name)  (Signature)  . Samson Partners  Bv Sales Associate Name: (Company Officer)  To the extent set fortl1 herein, each of the parties is obligated upon his, her or its execution of tl1e Agreement to all tenns of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorized to sign tllls Agreement for Merchant, legally binding said Merchant to repay this obligation and that the infonnation provided herein and in all ofFUNDER documents, fonns and recorded interviews is true, accurate and complete in all respects.  If any such infonnation  is false or misleading, Merchant shall be deemed in material breacl1 of all agreements between Merchant and FUNDER and FONDER shall be entitled to all remedies available under law. Mercl1ant and each of the above-signed Ovmers authorizes FUNDER, its agents and representatives and any credit reporting agency engaged by FUNDER. to (i) investigate  any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s) continue to have any obligation owed to FUNDER ANY MISREPRESENTATION MADE BY MERCHANT  OR OWNER  IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL FRAUDULENT INDUCEMENT TO OBTAIN FINANCING. 02-02-15  ColonialFunding Network as Servicing Agent MERCHANT AGREE?IIENTT£RMSAND CONDI'rJONS  l. TERMS OF ENROLI.M£N1'1N I'ROGRA!Il  l"nlodic• by loli1UiL In  PIW 1uo;IL  lowsuiin  \\11ich !'UNDER all 11  m:ul'o;' • mrrui[iun <>f it or il< debts;  {d) lb• &Lllldinllf  llllli•of  1cmin li<>ll  b\• I I  Mo !LI.I!LJIJ:ru!dl.AJII:f.l'l!!•n• Mot'CI!Dl\1 sh ll<m<:  UIU  an IIJ:IIliCR\ nl { IC jud llltnl,  J Pin!Jeo:IIIUI(. Mereh:l  h ll bt li blo for II of FUNOEI!.'1  011< Cluornnlor: (oJ  MCJcl!OIIl  lhllillronlpOf1, mo c, inlmupl, OU!pcnd, di<lol••c Ur "M,.n;hiii{illm;<[  A,  n llfl  lJNOER, wid1 n Bonk  of lowru•\, inclu4injl bul natlinoL'lod  10 aii!COSDIIPblo: PII0111C  t' Jee1 Pild  c<>ILrl !t<lllilloll:ils bwin=s1; ({) Mcrch211(s1Li111 nDJ:fcrarsolbllor IUbltwllio\tyallof lll:ccploblc lo Fl.JND:ER. 10 obtain  tltctrC!llic (und lr:t llft:r mvir.tf. Morol•onl CCIII. ill o1SOU: (h) M=rc lllll slioll  rnlll.:e 01'  acnd  notiof  ony lnlcndod  hlllk 'ole or l.ollilfa\•ick I'UNDE\l and/or ifs oVOiolll'.:d IL,!:tlll wW1  all aflho informoliPII, l'foloclio1.  Mtrcha.ll 11, upDl\ owfaltiou of lhir A&r<emcnl, dolil'cr  to ll'lllllrcr  by Mm:hanl; [i) MClchonl .d••ll  It rnullipldq>orilocy OCCOUII[$ 1l<llltori..,.lion< III:CC«IIf)'  far  vwlfyin; Maehonl'r ei••Jibl,  rcccip\1 }1JN0Eitllll UL"<UId ud nltU!ntaflc••orMel':ll nl'lllnmli••• inloi'Orof widL0\11  dtc prior \\tillto  CDI\Itlll  of FliNDER; (j)  Mo1ChAlll olloll ch mgc i S dopwil' i"ro llooMcolllll Mcn:h!llllsholl lllllhori,.,!IUNDEilmJdlor it'r o£elllio fl.lNDEI!..  Upo11 biCOI  of on,tm>Vilion in 1hirpiiiA&tiiJ'lo 1.12.FllNIJEit ""'i" dc lliillnao: unl wilhoullloc  pritrrwriUon Clln•cnl ofFtnmEI!.; (I;) Mctchnr11 dcductlhc lllliOUl\Lo owed ro FUNDEil for rhcll.oocii•Lo osapcciCicdlociCill fro • o n:iltil$ right•  under  oucl1 ,..,h:nmCI'olofloosc, sllllll pltlom>  IJ<' M( lht rcdueu tire \"lllucorm•y  Collo rlll gr,nlW U\ldCI" lhi1 solllcmenl omount.o 1111iol1  \l.,uld olhCI'\\>Ic bdue 10 Mwchllllt  I>)" (ICmlillin!: Pro1ccli1111  8. FUNDt;R ma)'  debit  1>\;J'C ""t'r  dcp<»il<l>' accounl> \\ilor01'  J. oeorucnl; or (I) M11chunl  iln\1 dcfo.ult under "''Y oftl1o !141. cCI"CnAIIU fll\ll l'UNDEll. to \\ill•dr  \1" 1l10 OJlCcilie WI}' lUilounl cu:dllod  ll,!llinll tire ipociCiod 1illlolcd h)' lliOL111$ af ACH tlcbilol fac1imilc liyn l ro on a n l[llllti"YMet'O(ed Cflndl nn$ofllll}'001tr IISTI\tllltntwill! Ui'lDEIL p<IUIIIby ACH d bit of d1M<rol•.,lleoaunt. The aU Lcri11li1111 Jl•tdl  b.:  cbeck ohot\11 on M...-chua\ 1'Lion!: m:o.uunl orolhcn•i•e 3.1l11 cosu  llllY E\'Dn\  af D•f tLito  P: ""d ;, nul wni••ed  [IUJ-.uam jnT; •oc•blnlitl"'ut d10 wriucn  connntofFUN'DEit.  l.l2  fto[n,"lhm .,r  lnfnml"l!DD Mr:n:lLMI  1111d em:!.  pem•n .aiwoiqll 1hil 10 S lion 4,4.1 hcr"''f, FONDER an iu o11n anon bcl, !foflho Fo-.do:n; mny l.l Terno ur At•Rv!l!>n! This Ayccmn1 Jlllill  hUI"e All inclc LUlc  ll:lnl  lhnl  eJilelon  bchall" or McrcltMI •nd/ur "" Ow11er, in I<:Spoc:l  uf hinuelf w 5'10CI'Cld It>  J-'DICOl .and eofon:c iu 1igho.-  mlU:dies by 4ui1 ;,. o uily or b).• sh.oll  lui o.itlu:t un1!1  811  tloo  MC!dmnroblignliPn.< lo FllNDEft oro  ful •  III:J <:!f pcrronOLIIy,  >UIIllllil'l:&  FlJNDER  10 diiCIOJc infonn lion  <: neomln  •oliun •tlllll', or bo 1, wbclbor for lh•  •oltic Jll'lfOI'IIIILIIOC of un.••  tlll't:ll l. rflod. 'l'lli• shullllll:ludcbulnol bo linl10 OU)"Inowols:, oo1s111ndio£ fac1 Men:ILmLI'ond coth OLVUct'J er il ILIIding {inoludin8 credit  buruw ropolll Otl IWnl ,- uthn pro1•isian  CO IlitLCd 11erch1, or 10 tmforulho diwh11111• Df or mLI•. thot FUlmER  obtoial) .,.,d  b olncs1 wndU<:l 011ly  to  11>:"1>\S. llffiliu11:s,  Mt...!tmLI'o  oblilliLlions hcll'undcr (iru:loding the l'crson•l Guotantoc) or IIlli' IJ funcrl'ul"f'h• r•  fUNDERn:ltlnllhc riJIIII IOI"CSCirLdlJlo offer to mol;o IUIIIidiwiCJ, 1111d Lll"cdil  «:panimg  bll!"OUO. Mcrchonl  Md cnc:!L  Owntl" llcrclly  olhtl"  i"J cl ur oqUi\DbiU  rig!<ll n:nocd)•, All ri[dtlS, JIIIWCI1 lllld  n:moc!io1 &r on• i"""'"'np 'tnonlf  her..,ndor, ilL its lOicdlr n:tion.  wah,. Ia lhc mll'>imum  = ten\ )lcthlilltol  b)• lOll' 1111•cloirn for doli\IIJle< llJIAinll  rUNDEI\  in eonnaclion  ll'iiiL this AgnlelllcLL\ln• ho cnrcisoc! ulllll)' lillie by lA Flnnnrlol Cond\[l•n Mcn:ILinl and Guutllntolf') lllthortl.! l!UNDER !'UNDER or on '"fitJ; otllliolc•nd lbo Fun dot• rc!aIC' {i) i"l'tldaatio FUN DEl!. o!let  lhe otaltTCIICof 1111 Ei'CIIl of Default, I"" CIIMUIIII!I"C  !Ill•ol "!lnd IIIIIJ:CPII lo inl"elli  utc tb lrilllund•l•• 'l'"'llillilll)•and  lli<lOI")', nd  uud<:rtnken by at on beb t(ofl'UNDEJl LJ; mnitlod tbls A,nocrnonl OT(ii) ei'.Clu•il"e, 1111d •h ll bc in Addition  lo 1111)" othtr rislll<, powc1< or rcn•cdico: "'lll!lfD'"Idc Ia FUNDER anyliRnkcr nuoJrla1illlftllenll, lT t•rturns,ctt.,  diltl llln: clinfotm lionu  t:rJniud by tlti• Agn:I:!Utlll, pto\'idcd  by low or "'lui! . 01 FUNOER d•••n• neccUlll')'tlriDr lo or\ ny t nc oflr tll."<tll!on afthil 1.13  Confi4rn!!u1Ur. Mcrcl1an1 undc!llllldl Md l!ll1" '< lllat tho lcrmr and ].) Curl<. Mcrclwtl  slloll pay to I'UNDEll aU ""1111mablo caslr ""oeiotcd v.ich A ro•m nt. A  huiUlliJl' ortlil.l MPlllorl? lion wllllrc  dccmc01 ncrc table  cond!licn•  Qf !lot product< 111Jd m•i""'  affcml b)' FUNOEI\, incl\l ius !hit (II) bru.dL bl'  Merchonl  of  the Co1•cnMII  In tlri1 AnrcanC\11  attd tl,c for ,.,kml• ufflnundllllilfonnutlun. FUND£1!. (i uthurl:aod ILl upd8t•tllt:ll  1\jl=menl.nnd an• ot\11:1" FUND(;lt dnCIILnClliallnns ( nllootil"tLI)'."Confidential  enfllflllmlcnlllLcn:of, lll<d (b) !he crrfo110cnu:rot ot" FUNDER'• rcmcdi.,. ul rooth lllfumtulln DUd  llnantiHI]Lrumcs (rum tbnc1u1imc UJ II j] 1111  lnfonn  Lilln"J pre prnprictou)' 1111d  tonlldL:Iltiol  infomlallDII of  FUNDER.  iu Sec:on 4,1obot•.inclttdinc  but no!!ioti!cd to COUI"IOOIIJ tu1d lllton• 'f fcC;l, U(II""IO!trirte.  Aecor lns•  lou di1o:lc iJ RqUi ed b •]pw or court order, MorthMI Jhnll J.4 Royt•lr!il No!!!icrulpgf 1 Men:honl is t"l'ijU]rd tu c:n•c FUNOER wlill(ll I,S  Tmn!yr!loyu! li!jtg11• Motdionl oulhorim:t:  lbcit-  bonl: In [lrO','ido  net disclc1e COilfidClltiollnfamnlliDn ufFUNDilll.  to 1111}' por&oH oOul\'  01an  m null<:••wllllin :14 hu rbf u•min!! undnT k: ll oflloUnited Stslel Cudt:. I'UNDEil \I10L Maclwt!'l  DLil;iltJI or  (lftiCCSiiro.!! l1l1tory  to  dctermint  ottcm •. uceounLUI, finucialllll••ls;or  or Clllplo)'oo of  Mcrdnml who neod1 lo l\lnc un! h rcqulrtd  tu J:h•e FUNDER  11:\'1'11 1111)"$.' wrllt"n  uutlce prior 1<1 qualiliwtion orcontinu•tii!Jl in llli•prugrur . bnw a cl• inf"annll\ion  for lloc  puiJIDOO  uf 1tl\•i1ins Mt:tcioiUll (•'Atlvian 'J, the duilnt: uf an)' nW uf •ll liT  rubltunliull)• ull u( the Mco:bRnt'HIIC!s tlr 1.6  lndemnlfic!!ljgp. MorcliWII  t t d  Gullrontor(l)  jointly Ohd  JCI'=II.Y pro 'idcd wch Ad iwr\IICJ 1Udt  infot>lltdinn  $DieI)• fnr pul]XI< of O \'isiiLH 'lu k. iiLdDI nify  ;and  boiL! .bumlon  l'n>co...,riBiml:,  il:!  offi•  •.  dirocl<>• and  Mcn:luml ll!ld finl naroco in 11'rianc: to  bD bo•111d  b).• U1c  l "mtDf 11Ji1 Scctiun 1\'. MISCEI.I.AN :ous 6hllr IL()llh:rs g:Uru1 nil I<>HOI,  OlnOJeJ,  clainl,, li \!llililll'  1111d  cxptLU:e.< i.lJ. .I Mndlflti!!IRnf' A1lrfl'!!l£M< No atodifi(:lllio, amcn ni Dl, 1\'al\v  ot tincl dlllf! :ro; ronllbtu nllame)•'•  rcoo) inanred b)• Pruot:SSOr  rmllins J"rom  (o) l.l4  Puhlldn'. Mcrel111111 end e  olo OI111Cl" onl)• uthori?:& HINDER  lo Uiciu.,  CORieLl! ofllll}' l""''iiian  ar lbi• "'"""'"'"' ol1oll  bu cffeclil"" unls lhe some cl;ililU assr.nod  byFUNDER for ntonies owed to FUNDER from Mcrch1nt  nd  his or l1cr n a•e ir1 lisling  of clitnll Pllin :uinni•iag and morkclinJII\Iolcrioll sllllll bo in wrilins od risnW b)•FUNDER. (b) ol'\i<101i.ol;cn bJ'  Proocuar in !dlll!l""  11p11n ;nrnm•alian  or ln Lr1lcliooL> with lheir-c l'Rii\\Tiilon ""'L•cnl, 4.2 Morchan! ocl:nowlodgco  m1d  ULidCf  lllhdr 0LOI FUNDJlft is pro1idod [ly FIJNDER. 1.15 .llillitL!• Merchllllbcreb)' P!'k gwJcdtcr ...IIJTC"' I loot FONDER mor actina on it.; awn bc alr and or tiLe wln•inhlrolor:,.d lc:d ;,.,-eoll\r for= III'Ollp"! 1.? N11  U.bllill'. ln no ti"CR!will FUiiiDlilt(o.r  anof the Fund«)  b!lioblc be u•illjl " Dillbuillll:>&  .... 01 'll!blo"  UMICI in COilllCtlinll  \I'm, \'.a>i(llll inrlcpelldcnt PllllitiJI=>ll; I  li1! of whith con be WOI'idlld  to Mcrcllllllt allor fer on)" claimII«<!led  b)• MO<chmLI undt:r ony lq:nl tbtDI)' fDr loll profils,lDII nllllcrw r lmin& to the l•onollCiil>ll  bcl\\l'CFUNDER and Mc1ell l. inchtding ftmdin.s ond upon writllDIto l'UNDI:R. FUNOER  ntD}" w;sil)ll,1rnrlil":r or rct'oii\IIIS, loll butincu Dpporlunitics,  c cLtLplor)', 1•uni"vc. &p;c:inl, incide.Jtlll,  tile flhltll ofUCC•I fmllllcins JIIIICIIlCIIIs d olhtr nolic& or lilhll:t. ••11 ill riJlht1 10 :cod1•e  the l'un:hllSecl AtiLOUtll  or dclet:Aie it$ dutL:s hmundcr, intite<:l or COIIIC4Uelt!iol d.un  &"'•  coch  of 1\'h!ch  it wcl\"cd  by Mt:rchont  m•d  ll,  REPilESENTATIONS, WARIUNTIES AND COVENANTS Mc..,hmll  d •orl11 "•h lcorluplllt. Gtummtorts). rcpror=nu, waiJ1llllo and  cQ\•cniiiiS 0JIIloi  of 1l1il date Md dutinslhe il'lnl or this .> ttulku•  All o!iccrJ, «qUill I$, eonsen1, dcrni•Uh ard other "'"'"Lun\CIL ano U R••IU.nq  11" T..nnt 5oc oa 1.1, 1.7. 1.""l.af d•i• 1\greCIU<:n\lllC  ;\gl"l"tnl•  ILotc\IILdCf  cl1.oll b.c dcli1•en:d b)• ce•liflod o ail, •••urn seceiJII  IICO:lcd,  to the aer•cd  10 far  ll1c b"'ofil  of  Mctch nl. FUWDER md l'roocuor, ond 2.1  Fln"nrtul c ndl!lun  und Finnnrjnl Jolnuunliun. Its bnnk lllld  Jiooncial Rlpcl:li\'0 pJLI"\itf  lo !hiABfcenlt:l o\ lhe whlrcull!; set forlll in this Agreement notwid1ciiLIIdins  lho roo  il111l Prowsor  is not u  pnrl)' of  U1i• AJll"C<:!II "III,  ,.lllo:menu, ""l'iol'  w i•h  ILa\'c bl>cn  fu•nishol tn FU DER, .,d fuMt  ILil ilolllb c•lla lro lil• onlJ'llpgJHI!CIIipt, l'roCCU >rrnn}' rcly poo thoirtcnnul>ll roioclliomau dof1111 in an •aclion, \Dlomcnlrwhieh will be rnrnidlod bCI>lofl.or.lll1hc dil=lion ofFUNDF.!t,foi•lr .4 Wbhyr Rrlllclli '• No failur<: bJl tiLe pori of FUNOER 10  o;m i1c, and no 1.9 Snl••  pf Rr£!•luj.< Mo:<chlllll 11!1FUNDER. 11,!11"01!: lhal d1o Pun:lJaso  1'1k ltfln:iOPI  \D finllfLcial  ondilio:r urM;fcbiLIIII\IUth d ICI, IULd •incotllaoo dlllo;J.  <lehr in  C>;t:n:l•in&, 1111'  ritf\1 under IILiS A I"DCI'1ltllll  s oJI op lll!C 115 a wtl1-w under thi1 A n. cnl  i1 in e> cb  n.gc for the l'un:lnLsod  .AmDUnl 1111d tht  do tlr....,  ha>  bcoo na mnl<:rlo\ od.....,..  chllllgcrJ, finm•ciol  ar oLlH:l"lliw,  in ncl! lhun:of, nar!lltal! In)' rinslo or plll1io1 clll:r<:iie offltl)' fi$ht11nd riltis AJ:Ll'CmCIIL Purcluu;o:. Pri"" ;, nul in lead lid !o b. nos shall il bt eoo1lmcd II$ a Ioiii\ fn,m C!llldilioa, oponuiun  or < wnC!llhip  of Mm:lllllll.  Ml't<lhnl\1 h" o continuing, wccludc Ill)' <!!her or f rd«:r o dn:rcof ot lloc corucioc of Dn)' athcniJlht, FUNOICR Ia M«ChDol!. Mcrchlnl o,ucu a1a1 tho Pllrchare l'rieci,ill exchaall"  lll'iiLmuti•-e  ublijcllliotL  Ia ad••i•e FUNDER nf arw miiLC<ial""-cl aDsc in ils The ICILtCdpml'idcd  hereunder  ore cun>uln l•c and no1 """llll'il"c  of  111y fer thosalo of future Rccclp!S')IUml:Ull 10 llli$ Aerccntcnl  CQ ols the folr IUQri:C( financial 0011dition, npctiLI!au or D\1"1\Cflhip. I'UNDE\I.rny rtQUtllll111Ctnc l mued  pro•idcd b).•lllvo.rcqui[y. \-.luo or,uc!J RocciJllo.l'UNDI!R h.,; JKno1uL•cd and  JhoU  ouu alllloc ltccc[pl$ any tilnc duriftC  the pcrfut>llon=c  a!' thi< Agn: m nt Alld lhc Mcn:honl  •hull .5 Jl!rdjlll' M tl' Gon•'<'Lulnr 1 Kit" \'rnae •nd Jurkdlcllun. Tblr Atn:c:mcnl described inlhis AJ:mcmenluIa lloo fulll'urcltaiAIIIDURIISilJ Ile :eip""  prol"idt lhttn lo l'UNDER within S  bu'iltcs;d11y1,  Mc el•ant'sfailuto doi1  IILoll be bmdiug pan  and inuo:10  the bcnc:!lt f Mc ehiLill, FIMDER  (rmd i1'1 crno\cd,  P  nc1tnadc ID FUNOER  in re•t•ctl to lloo  full rvnount  of lho  anriLicrlal broneh of1his Agreement. Fartieipru11<) Wid lhcirr""l'l>l:li\1' wctOS111THnd  rwi& LI, FUNDER's Pnrllcipllnls RC<:eijll• sliall becondi oncd upDn McnhiUII'suloofprodiiCli nd  •iC<:S aod l,l Gg>'fmmEII!!ll Annrn111I Meo:hnl il in COOJpli n«: nrMI •'n11 COlll5'i)' IILnU  b<: lhinl JlNI)' bcndicinri" of oll SIICh l!ll1"<Piculs. l'X<:tpl  lkal Me<cb 11 lloc  l•fll"ID nl  illtlt(o>c b• Mc.-glnml'• cuolon•erl  in the ILJannor JIIDI'idocl  in  'l'illl all !nw• 1111d ha< ,.•lid pcrmiU, autl•orlrAliuLu 1!1Ld  li..,u••• !a own, cpcrAIC  lLnll no! h11'c tho siglot  Ia lliSign  its righu hcrt>111dcr  or All)" inl=>l  herein S:!:lica L.l. !11 no c••mt•holllhc!Lj:Un:g&lootolliLmounu bedC!:ln=d intcu: l  llld lease ill  propctlios an.d. to """ ucl  Lllc  buineu in  \\ioid1  it iJl' .,n • \\illLcUI prlor\ITiUcn conrcn!WFUNDEI!  \lioiclo <llll•CI\1 m yhwilhhcld ia lton:\lndct Wid clollrJC or oll,..1od lltrC'ILAdcr .n; od tho  highvsl rnlc  ongll,!ltd.  FUNIJ(;lt'l 'ol= dil\li"Clio .  FUNDI!ll fCicn•es the  righlJ to  11<Mn t11is pmuia iblm law.  In ll1"  c1-ent  llLol n  wun de1onniM1 tll•l !'UNDER  IJUI  2..3 t.u!hori;!Jij!Un1 MCf h nl, nnd  tllc poutm(l) 5ill"i ll tlriAl!rc""'cnl "" Asn:<IIICIII wllil  or wllhLLU! prit•r wriu.., naticc to MCfcllllJL!, 'Otis Axrec  llml bOil:Cr rccci1•ttd intcresl  bcro:  nd.,. in e -=• of floc highe&l pplicnblc role, belm!f of Mcn;h1111l, hn1'c  full  Jlnll"<:r l!ltd  oullLorl))' 10  iu or (LILd pcrl"orm  tl1 s!Lollllc go•-ern«< by 11nd Clllb\led  !It C«<.'l'dMco \lith the lm•; orlhc  Slate "r 11•111\o in ciTeel hcNnn crzhallauloal  lillilll)" be rcdu cil to d•cmi\XiL\IWh role abli.1!111ions udcrll•i• Agn:umual, aUof11l1ib bn•c be"" dul) outloooill>d. No\\•\'urk, ll"hhuulL<:Jlunl• «> 1111)  op111icablc prin!'ii>•b of eonnicu: of l11w. Ally pcnni cd bj• appli:: blc l:tll'  Dlld FUNDER sl1oll ro•npt1)'  I Und  Ia Ml:rclLanl  2.<1 !nml:ttw:!::• MurohnRL 11ill ntn tloili btiSilll:ll•illlCnllplion iL!iULDOIIC uuting  $Uit, :u. on ar JUl!cceding od,ing hcn:Lilldct', ur lilt iulo:qon:ULiian, porformiiJIC or .:ut)' inlereil Tcccil•cd  h)' FUNDEilin C llCII o( d1o 1uuhuun1 1 111"111  lc, Jt  fUNDER =-r: IOSI po .,c 011d oddi1ionol  inlhl'ld in Olll(lllll!S toud  o lill!l riib os  bre o:h h rtll(, dL ll, if f"UNDJlR o clccl<, be illiliiUlcd in 11111"  C<'1UI1 ri11U1g  in b inRlntt dd Rtot M :>ch!llllllol Pill' or onlmctln PO)', ond  lh31 FUN DEll nat uc otll!bCioL}' 10 FUNDER.d 1111111  Jlfu\'id I'UNDli!tl'roornrruclr inllllllll"' J,lcw Yor. {tlrt  "Aaccpt ble Fcmrns') Mrn:h.,tl ogrcc• th! u.). c;cpl lol nlCci••• or "'"''' otto rcocil"c, din:clly or indi=lly  in llll)" ll\ILIUICI" uiuU!OO\"Cl",  11Jl011 rC<[UOSI.  Forunts m: CD!l\'enicnt  lo i!, and IUbftlilo to d1c juri1dietion of 1ho Ac"l'fllRlllc iLJ!C<CII  inelfOCS$1ifdllll\\'loicb IUY be paid by Mcrcllcnt u dcrl!llplicobll w.  2.5 lme lioullyon•illocl FOJllc& Ptld wai\""1 )!.II}' mod .oil abjection$ lnjuri<ili tiluo or l'cnuc. SlJauld wch 1.10 l'u\\\•f' of Augrngl" Mt1Cillllll im:••ooabl)•  oppoinll FUNOER .11 its  cnl  l.6 ChlUI['<'  of NAmt. ..,,. l.nt!!l<tn Morcll llt willnal  conduct Mo"hiLILI's )lrac cdingloc inilioled in an)' oil<cr foll!ln,li'ICfcllant  wail'cs :til}' ri ht lo DPF< <• 011d  anorncy-in..fllllt 11i1lt Ml  nulhoril)'  IO  ULkc  1111}' no:lo"IIJl or cxrmllo ony lnuinc.... undtr  All)'  nmnr oOer  ULn diocloseil  ID  tic  l'tl>cc"nr UlJ' mot!tilL or !1ppl!c41ion taadc b)II'UNOER 10  hu1sfor ouch proot:odiftJ: 10 an iu11nmu:fll  or  document Ia sdlc ell cbliG111ion1  •Ia FU)IIDER rroo1 FUNDE11. orchllii$Ctm)'<l(ill: plllOIIIi ofbu;lncss. Acccplablc l'orum l'ro ;sori&nl;, or in 1e cu oro,•ialll!ion  by Morchlllll otSrc on l.ll or1hc  1.1 Dnily Ruldr Onj Mco hiiJll will b th I rcc:l'ipt• wid< the P,oc :uor on A  -§nrrjml  11f  nt•Ul'f!Fl)IMflrm  rl£  All rcp!elflti\D!iotu. WIIJTIPl[ics  t.!l GCCUIT<=>."" or 1111 JiventorDd' u[l undtl'5telion llcte.t>f, ftOm  Mcreh nl,undcr d.ily b!Liil  COL'OQM(O lowoin 1hal1 JUn \'; !he = lion ,!.Ill[ dolii'M}' of illi< rcr:lllc!ILIIIi. 1his A <UnltO!, lne!udlnll wi >oul limitrolion (i) lo abloln 111d l\dj!ISI  in.< riLII : U F.>lmnw! Q•••rillcnjc  Mm:htlnl 1111!  IIIII)' limo, 1111d  rronl limo lo  limo. hll canlinuc ill full force un!U oil oblij;oliOHS undor  lhir Agrc:cmcnl shnll h1,.., (ii) to c<lllecll Onius duo or IP b ome  due, ,.. Ill" in tc!p<ll ilf .1111)' of i11o  upon  .al ICISI one (I) d•J"'• priat nallcc  Jro1u FUNOER lo Mcroh111o  UIO,  bcn •Cidiod in full td  ,;, At:rccmcntshall hn•tcrminal<:d, C!l!IUIC<cl:  (iii) IP  rccei\•e,  cndlll"lllhil allocl  <Lil)' cl<ce •. nutcrJ, drafls,  .ttohowiOOD• undcli\'CI" lo !'UNDER  nnd/or 1Pit1l)'olltcr pmon, pcn:oolinn or  .7 In coso1!11 ' t fllLc plnl"iliiDI• In lhi> Asrc:vmCIII i< found  to be insuumcnlll, documco!s o; d atlc:I[IOJlOI" in 1lOILILcU6on witl1 CIOUJC (ijor cl11110 corporotion !pccifillll by ]:UNDI!R. a rtOitlncntccnil)ing tlnd 1iliiAI!ro<menl  i1 im•alid,  ill<t11li  ar  UnCllfcsccablc  in  llll)'  TC'Jitcl,  vnlid •, ill!:llih)' Qnd (ii) oUO\'t; {iv) IU  14lll MOII:illlllfl 11111n1m IPI)' int"Oicu, bill  of l dhtt, Dl lllllliOtlified 011d  in Jill!iilrco: atlll olli:<:t{or, if Jcrulllll"cbt:e\1 mlldifi011liau, lhol cnfol« bilhy of llll}'-Dlhcr p!O\'irinn  <'<lllloi .:d hr;raiahllil nol in  ny We)' b •.<i!nrncnl dilll llJl Cll!IOl\101$ or OIICOLllll dcblctll 1111\l;e  pll)lllCllt dirccd)• to lilt mc ilil> full foreond cni:lllaJmP ind oJid ohUinQIIIcltltHlifl  : >lion;) Ulld rrO<'lcd l>r ill!J>Uin:d, FUNDI!R; 211d ("} lo  me lillY  cloimor lolle  onJ" • on  01 illilitule All)'  lllllinR  tht: dulci wl1ich the P11n:hD'Iud Anlonn\  01 1111)"  ponioll lhur .. b"'ln  U F.ntlrr Ai'l't't•mrnl A•lY plt>l"ilion h=f pi"Ohibitd  b)• low  holl  b pror:ccdillJl \\"hicb  RJND"Eit  m )•dccrn necen:uy for lhcoollccllon nfllii}'Ofllll: repaid.  inelfeo[il"c on!• to tl1c  ertr:tol of &ucl!  prohibilian \1-llll(lUI hwolld  lin.a lhc Lll\ oid l'urchaied Ant llnt from !he Collo\ 01, or othn'l•;loc to enfon:c iUtigh\1,  l.'JN11 Bonkrunttl'  rln•ul\'[n<"l'  A>ofthcdlllo oflhi1 Agrr:cmCfll, Morchllll(  m ini11prot•i,ion; lu:rCflf, 1'hi; Al!n:tllltn\ and Stturi!Y A. :rttmtlll horm wl!ltrcspccl !a pa),hl:l\1 oflhc Potchoad lllllOUlll. n:pn:•cntolhal  it !snol inlall"cntllnd do1101 o»>rlci\Lp] IC lllld llD'I 1101 filed OIL)' cmbod,tho  lllilc uscccJncnl bctwccu Mtrcll>Jll ot•d FUNPE!t  od  \lpor •dc ;ll 1.11  prnh'c!ions AyninJ! DcfwY  The follcwinll Pll!loclion• l1hrougi1 11110)' ll<litioll for bonkluJll"l' prolcc nn u11dor Tide II of 111c U..itod Stntes Code .111d prior:.grccmcn1l\V\d  lldfO"t!!Uidir,ssrcloans 10  tiLe subj otm:l!tl hcrcor. be im"O\ocd by l'WOER, imm,..Jia!tl)•1111d  wi[l10u1 nolleIt> Mcrehn! in lho  thet<>  has boon no im•olunt"')" )IClirio>L brought  or j1Cflding illSI Mt:rch011L.  4.9JURV'fR!AL \\1Al\'1!.1!.TJU,: PARTI£5 HF.RRTOWAJVE TlliAL BY m:11t (o) Met''lL nl cll nS"'' its fLil"llllJ:Cillenlr wilh Prue<:liOl'/&nl;  in fill)"  Wil' Mrrcb11111 (ui11Lct  womuLts tl1Dl it doos  IIOlllllliciJoole filing  ony 'uc\ bunl.:luplq•  JUn\' JN ANY COURT IN ANY SU11', AC"riON  Oll l'ROCEEDING ON thi< adi'CLIC Ia FUNDER;It>}  Mci !lll!ll o 1111 c1 lllll depo>il aerounllhroll.!lll pel ilion il dO<!s UP!wuicipolc 01 lllll im•a1u!IIOI}"  petition  11ill be fllod A.N\' tA'fn:R ARISING IN CONNECI'ION WITll  OR lN AN\• WAy wloiclL IIJc Ro:ceipls oro lelllod.,  or pcmtill lillY Ol'tnl 10 oceur lhl could cMnC 11,!10i1L5l  iL In ll1e o\"Cllt il101 lito  MCidoiiDI lilt>  fur banl:n pl.:>' F•olc tinn 01 il RELATED •to 1"11£ TIU,NSACT!ONS  Oll' WHICH Tlll5 AGREE IE!"T dflomsion of '"')' of MeJchonl\ an,oolions to mnlll« •=unt: (c) Mcn:l1an1 piJccd Wldetllll i I'OILtll!IIJy filioP1oteetio'2llll) 111illn odi lol)" illi'Ol;cd. 15  A PART  OR  TilE ENllOI!Cf.MF.IH llERE:OF, 1')1]; I'AH.TI£8 hLI<:m pl$ the ope notion of lllil bwsinC>r iod<cr  \ILO.lL udi"C"o 1\'Q; On:t, nolur'ol 2..10 Addillnnpl PinJindtlll M•rcll•L•I  )IINIILml  llltr h1ho tin}" "rtliiiJ!L  Lu•n!, llERETO  ACKNOWLEPGE TflA'f EACH MAK!!.S THIS  WhiV&R di>osltrS or Ocls of God) lllllllfcts, IIIOI"C;, "'lis, dii)>Dio,, inm&l'cD uru 1<nli1c >L n.'t:nl nl ur tunLild!JncnC  far IIQ)' >LddltlunHl fin nd111(1  WIL tllr in ll1c J.CNO\V!NGI:Y, WILUNGL\' AND YOLUNTAJULY  AND \\11"110\IT e tCJ"!  1U  bllllnl'!'l ur  lll!\1 111\IIQLI!{•) lbc cn PllOt 111llll>n C<Mll!rrll nf  fftrm ur • IIUI"fh"s. uf rucdtnbl5 ur nloun tu I he buslpcn llltb n)  purl DURESS, AND ONLY AVTEI{ EXI'ENSl\'}; CONSIDERATJON 01' TilE 1 UNDElt, nnd (H) dLc \\TlliU agNillm:nt of 1111) p11n:ho••r at lniMf"lll(liU the ull1•r llwn F'UNUER,lil  uUllb lr\\Jillell ]I 'Mtllidull.  RAMlfllC\.TlONS OF TillS WAIVEn Wml TIIEJR A'M'OJINE\'$ ------ UISWIIJLitllll  uf all uf 1\i n:lumt'obli#o.  lon• undr lln1 Awc!:lllr:nl lllii>UIOII1o 2.11 lfm n1 umhrn ol 'Rcrrhd• Mcn:l111111 hilS  uud, complete 1111d  uLarkot blc .10 CLA5S AC!'!ON \VA!VFR, TilE  PARTIES I£ERf::Tll WAJVi AN\' - •noCiiii,cii'EiiOn'iiiiiff>ctory lo I'OHD£Jl;;>r1Q)lllr.aiiiilliillci ouy acboJI,InLI.---uilc iiilill'lli'I! IJlll, lr" AtLd""Ecor  al mr  mdii1r1i'illiiltli  olrus:;-R1GIIT'T£rA"SS£RT h'N\''"CI,A1MS< :G;t1NSTTin::tlT!iERl'<\lt11"7>S------ Io  LQI:e  ny  oti L.or niTtr;>Ll)' i"ctlllit•I)-OcoJI!liUieor n L tWiJC-thc•csu!t  ch ngt:S, rO!lri lion. mndillonr, opli 11$,  ri!lilli, L1111ll otcl, s curil)" intcc •lr,  A REI'tl:S:SENT,I.TIVE on MF.!IIDF.It  IN  AN\'  CL.A$S  OR nf \11oidl  will be to indu"" on)' cu lomer or tUljomcr.  lo p")' for Mcrclt:Ul\'1  eQUi co, plcdu  o.11d tliCULLlbtlll\Ct;l; or ony kid or 11 1un: \\1L  •cr Qt IIJI)'  lti:l•RESENTA'I'IV£ ACTION, EXCEPT WHERE 5UCII  WMVER 15 sel\ cc\\ilh  IIJIY mcn111  otl1cr l!IILII clLcr:lt• ''"" •cUiod !luouslL  P<accosor. olh!'t titllU  or  i ltrCIIIE that may b.l: lnoonliiiClll  wi01 tc  ltlllli t O I  i'ROIIIUlTED BYLAW ,I.GA.INSTl'UBLIC FOLIC\', 1"0TIIf. EXTENT Thcocrrotl'<lliPILS (<dL!rulditlontu n)'oiiLcr tomcdi-.BI'!Iil ble 1!'1 fln.jpol  conil>llll'llllod wilh,or Adl"cN:In 10 illlcn:m ofFUNPI!Il,  F.ITIIf.ft l'ARTI' t5 l'tllMtTJ"ED DY LAW Oil  COURT OF LAW TO l•w, in cquilyoralhclWil< pur UMI«< 1hi1 Agrccmcn1.  2.12 Untlnpu runm•P•  Mcrcltnul is n\• llrl busiLLn•ln Jl ad st ing\lndcr the  PROCEED WITif A CLASS OR Rt'I'RP.SI'.:NTA11V£ACTION J.GIIINS1' l1!Uloolion 1. Ti1e rull unwllr C od l'uttbosc ALuolmlpiLU  I!t ts diLOUndCf t is lows of  •tjuri<di lion< in which ill!DJBallil'l:d 011dlor opcr tol, nnd M rciLIIIII  TilE  0Tif£il, Tilt  l'ARTIES  UEREBY ACnt!& TIIAT:  (t) TJI£ At!Wlltentlllld  10 •Uad«:d Soc11ril)' AgltclllCDI b<Gumduo and pn}'llbldn M!  is cntc•intL"ntthis  Agrctnlml for businr:sJIIDIJXII<'> llllll nal 01 a on$Untcr f  PkEVAILIN(l  I'ARlO' SIIALI, 1\'0T  Ul::  F.NTITLED TO REC<IVI::R httn!c iulcl •  . (IOI' t>nul, funil)"orllouldloldi\urpui""•  A'ITORN£\'S'  a: ts OR COSTS ASSOCIATED Wl'fiii'URSUJNC Tli£ l'(!ll!XIioiL 2.J'tJNUEI\ m•y L1lfurc.: lhc  pro i;ions urtlLcl'cnunol Gulltnlllooof 2.13 h••fn11ll  !indrr O!h(r Cu>iffUCU  Mcr liMI's cxoclllion or  and/or CI,ASS OR R.EPRESENTA1'l\'E ACTION (NOT WITliSTANUlNG ANY l'.:rl"am!Unt!t4goiust Go.illtlllll<or,  pot!Ollllli'ICC IUldcr ll1i• A!IICI:mal\  wll! notCJI;I!cot  e11;111M •en!of deilmltb)" OTJII:I\ PROVISION IN 'flUS AGREEMENT); ANll (l]  'l"ll£ !'AUTY l'rolo:lion  ),  Ml:n:!i nl sliall, up!>ll  e ecution  uf lhil Alt"""< 'n!, dol]\..,. to Mcrchlllll  un CI"!Ul)' conlrnct wi1 anot!LCI"J!<II"" or cn[il),'. \\'110 INITIAT£5 OR I'ARTICli'ATES AS A MEMQER OP1"ll£ CLASS l'UNDE:l\ 111L e!I<:CUicd  confcJsion or judtlMCIII  in fMor ur !'UNDER  iu lite  Ill. E\'ENTS 01' D£11AilLT ANll REME!ll£5  WIU, NO'!' SUBMIT A Cl.AI/11  OR OTIIERWISE PARTICIPAT- IN '""unl efliLl'un:lJalAn1aun1 sl lod in U1Atr ent,  Ut•on bn:ach ar nnr  ).I  l':n•nl! uf D4riulf. The oe<:urrauoc of nnr or tho followlnlli.'CI\11 s!,ull  ANY REC0\'£RY  SE'.CllREIJ  1'l_IROUGU  Tf!E CI,ASS  •OR plovldon in  this  p:.ntgroph l.il, FUNDER 1114)' onlr  tl1nl conrcuion or  O!LJlitu!e M "il l'lll of l)orauh" h<'fOUndo" (o) Mcl<'hmU  h4ll viol ole nnr tm11 REf'ltF$F.fi,'Tf,Tl\'£  ACTJON. judgmcnlo ; jUdJIIIIt:llf willo !he Cltd< cflhc Cou" Mrl c or;m"•!lt•rcon. or ec\•cnnnt ]11 Ll<il  AgiiiCitlrnl; (II) Any wpl cnl lion or w:ur.u\lyby illrcll;<nl 4,\l F11u!n1ilo:- Artt11l•ncr Fa"imilc !i n IU!1]lpl[ be dccmod =Pi  b1e Pratoclion  4. FUNDE!l  ILl )' cnfoLCC jl$  ltcurity illlcrut  in tiLColbltrol  ;thi1 AarccrnM!rilatl !lln\•c Ia hn11: been illcorrccfolse or millc di.lLJl in Dh)' fer 'Ill JlUl)IOicJ idclllinJ>d U. Alliol:!lllle'<;o[  matcri l•espcc\ when mode: (c) MClchon!loiJoU  rulmil  in wli ns /tJ; inobili!)'  tL\  lnlli  ll; l'rctcetion . The en\ill: l'urcl!ll$0 Amoul slJgllbeeomc innucdiolcl)it  f udpll(e '  po)'  i o; del>Is, orrbg!l mol<c  cnerol•5•i m cld fnr thbtnd"ll of crcdito.-.: or 10 FUNDEll. (rom Mcrch0111.  1111)' prccccdinclb llbe iltllilulcd byar a'llim!Me eiiDllllc l:iny !O adJ IliL'Illcil Pmletlian (,,  I'UNOEll.  m• proooxd  10 l'l l,r:ct ,.,,d  aoforcc il$  ri<;hl•  and u  llll 11l.fll or imaii"C!ll, or fukinc  rrorJIMi:-r.licn, ILil'llll&<'menl, odja<tmen!, or 02-02-15 ColonialFunding  Network as Servicing Agent Sumson Partners•SECURITY AGREEMENT AND GUARANTY  Merchant's Legal Name:SpeedEmissions  Inc./ SpeedEmissions Car Care LLC I SpecdEmissions Acquisition Company  LLC  D/B/A:Speedemissions (ACI•D (LF)  Physical Address: I 0151\rone Road Suite 220 Fcdcra\ID# 33-0961488 City: Tvrone State: GA Zip: 30290 SECURITY AGREEMENT  Ser.ul"ily h•tercst.  To secure Merchant's payment and performance obligations to FUNDER. as tl1e lead purcl1aser far itself and its affiliates or the Funders, a list of which may be provided to the Merchant upon written nolice after the funding of the purchase closes under the Merch11.nt Agreement (the "Fact.oring Agreement"), Merchant hereby grants Lo FtlNDER a security interest in (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inve!llory, as those terms are defined in Article 9 of the Uniform Commercial Code {lhe " "), now or hereafter owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively,  tl1e "Collateral").  Ct•oss-Collateral, To secure Guar!lntor's pay111ent and perfonnance obligations to FUNDER {and its the Funders) under this Security Agreement and Guara11ly (the "Agreement"), Guarantor hereby grants FUNDER, for itself and its participants, a securicy interest in_ (the "Additional Collateral''). Guarantor understands that FUNDER will have a security interest it1theaforesaid Additional Collateral upon execution {)fthls Agreement.  Merchant and Guarantor each acknowledge and agree that any security interest granted to FUNDER under any othi!T agreement between Merchant or Guarantor and FUNDER (the "Cross-Collateral") will secure the obligations lu reunder and under the Merchant Agreement.  Merchant and Guarantor each agrees to execute any documents or take any action in connection witll this Agreement as FONDER deems necessary to I>Crfcct or maintain FUNDER's fin.1priority security Interest in the Collateral, tlle Additional Collateral and the Cross-Collateral,  Including the execution of any account control agreements. M rchant and Guarantor each hereby authorizes FUNDER to tile any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER's security iltteresl, whicl1 financing  statement may contain notification that Merchant and Guarantor have granted a negative pledge to PONDER with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering witl1 FUNDE.R's rights,  Merchant and Guarantor shull be liable for and FONDER may charge and collect all costs and expenses, including but not limited w attorney's fees, which may be incurred by FUNDER in protecting, preserving and enforcing PONDER's security interest and rights.  Negative Pledge. Merchant and Guarantor each agrees not to create, i11cur, assume, or permit to exist, directly or indirectl) 1 , nny lien on or with respect to any of the C(JIIaternl, the Additional Collatel'al or the Cross..Collateral, as applicable.  Cnnsenf to Enter Pt•emises and Assign Lease.  FUNDER shall have tl1e right lo cure Merchant's default in the payment {lf rent on the following terms,  Tn the event Merchant is served with papers ill an action against Merchant for nortpayrnent of rent or for summary eviction, FONDER may execute its rights and remedies under the Assignment of Lease.  Merchant also agrees lhn!. FUNDER may enter into an agreement with Merchant's landlord giving FlJNDER tl1e right: (n) to enter Mer hant's premises and to take possession af the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Merchant's lease to another qualified Merchant capable of operating a business comparable to Merchant's at such premises.  R('medies. Upon any Event of Default, FUNDER may pursue any remedy available at law {including those available under the provisions of the UCC), or ill eqully to collect, enforce, or satisfy any obligations then owing, whether by acceleration  or otherwise.  GUARANTY  .Personal Guaranty  of Performance.  Tlte undersigned Guarantor{s) hereby guarantees In FUNDER, and its afliliates or the Funders, Merchant':; perfonnancenfall of the representations, warranties, covenants made b• Merchant in  this Agreement and the Merchant Agreemetlt, as each agreement may be renewed, amended, extended ur otherwise  modified  (Uie "Guaranteed Obligatiqns"), Guarantor's obligations arc due (i) at the time of any breacll by Mercllant of any representation, warranty, or covenum made by Merchant in this Agreeme11t and tlte Mercha11t Agreement, and (ii) at the time Merchant admits its inability to pay its debts, or makes a general assignmen1 for the bene lit of creditors, or any proceedi11g shall be instituted by or against Merchant seeking to adjudicate il banklllpi or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or it!: debts.  Guanmtot• Wnivtt'S. In the event !hot Merchant fai.ls to make a pa.)'mcnt or perform any obligation wben due under Ute Merchant Agreement, ! UNDER may enforce its rights under this Agreement without first  seeking to obtain payment fi•om  Merchant, any tlther guarantor, or nil)' Collateral, Additional Collateral or Cross•Collatcral FUNDER may hold pursuant to thls Agreement or uny otl1er guaranty.  I ;  . I  I l  t i j i any of the tbllowing actions without releasing Guarantor from any of its obtigation!lunder this Agreement: (i) renew, tf(tend or otherwise modify the Merchant Agreement or Merchant's other obligations to FONDER; (ii) release Merchant from its obligations to PUNDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing !.he  Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the  Guamnteed Obligations or an}' other guarantee of the Guaranteed Obligatitms in a manner that impairs or precludes the rigbt of Guarantor to obtain reimbursement for payment under this .Agreement.  Until the Merchant Amount plus any accrued but unpaid interest and Merchant's other obligations to FUNDER under the MerchaiH Agreement and this Agreement are Jlaid in lUll, Guarantor shall not eck reimbursement ft•om Mcrcl1ant nr any other guarantor for any amounts paid by it under this Agreement.  Guarantor pennanently waives and shall not seck to exercise any of the following riglll.tbat it may have against Mercl1ant, any otl1er guarantor, or any collateral provided by Merchant or any other guarantor, fol' all}' amounts paid by il, or acts  performed by it, under this Agreement  (i) subrugation ; {ii) reimbursement; (iii)  performance; (iv) indemniiicatim1; or (v) contribution. rn the event that FUNDER must return any amotlnt paid by Merchant or any other guaramor of the Guardntecd Obligations becaUse that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guara11tor's obligalions under this Agreement shall include 1hat amount.  Guarau1ol' Acknowledgement.  Gu traniQI' acknowledges tl1at: (f) He/She und-erstands the sct•iousuess of the Jn•o,•isiOllS t f1his Agreement; (ii) Hc/Sl1c bas had a full opportunily 1o con: ult with  counsel o(hisflur cboiccj  nnd (Iii) Hc/She.lu1s consulted  with  counsel  of its cltoice or  has tlceidctl  not  to :n-'ail himself/hcrsclfofthat oppol'lunity.  Joint and Sove,nt Llnbllity.  The obligatioos horeunder of the persons or entitios eonstituling Guarantor under this Agreement are joint and sevemr:'ITIAL' _/!!! THE 1'EltMS, DElliNITIONS, CON'DITIONS  AND INFORMATION SET FOll.TH IN THE "MERCHANT AGREEMENT11 INCLUDING THE "TERMS AND CONDJTIONS11 ARE ImREll\' lNCORJlOUATED lN ANI) MADE A PART  OF THIS SECURITY AGREEMENT AND GUARANTY, CAP1'1'ALJZED  TERMS NOT DEFINED IN TillS SECURITY AGREEMENT AND GUARANTY• SHALL HAVE THE  MEANING SET FORTH IN 'filE MERCHANT AGREEMENT, lNC(..UDING l'l:IE TERMS AND CONDI'fJONS.  MERCHANTS AND OWNERS/GUARANTORS ACRNOWLEDGE  TIJA1' TillS  WIUTING  UEPRESENTS THE ENTIRE  AGREEMENT  BETWEEN  TilE PARTIES HERETO.  IT IS UNDERSTOOD TIJAT ANY REPRESENTATIONS OR ALLEGED PUOMISES BY INDEPENDENT BROKERS  OR AGENTS OF ANY 11ARTY [Jl NOT INCLUDED IN TlllS  WRITIEN  AGREEMENT ARE CONSIDERED  NULL ANI> VOID. AN'  MOUlFJCATION OR OTJJER ALTERATION TO Tlffi AGUEEMENT MtlSTBE IN WIUTrNG AND EXECUTim-n.V THE PARTIES T HIS CONTRACT. MERCHANT#l By nicbard  Parlontlerl  ignHere (Print Name and 'fitle)  {Signature) SS# 285-40-9642 Drh•ct•s License Number: OI8466983•GA  MERCHANT#2 By  {Print Nnine 1u1d Tille) DivreVryf:f:i:Z:/er(S:ignutu/J I ignHere SS#  OWNER/GUARANTOR #I By Richard Pnrlontlerl {l'rintName) SSfl 285-40-9642 {Signature) Drivers License Number: 018465983-GA  ignHere  OWNER/GUARANTOR #2 By -;;o===,-------- (PrlntName)  {Signature) ignHerc SS# Drivers License Number: AUTHORIZEll SEH.VICING AGENT- ColO!Ilal Funding Network, Inc.  Colonial Funding Netwo1•k, Inc.(Colonial) is the Autlwrized Servicing Agent uf Samson  Pat'hlct•s for Olis crmtt•uct  providing administrative. bookkeeping, reporting nod suppot•t services fur Samson Partners and the 1\-{erchau(, ColoniRI is IIOt arfillatcd or owned by the Sam!Wn Partners and is acting as independent agent tOr services iuclucling but not limited to background chccks1 credit cltccru, gene-ral underwriting re,•icw, filing UCC-1 security intcrcsts 1 casb numagcment, nccount i•eportihg and remit cnptm-c,  Coltai-ial muy nt its sole disc •cthhi )HU1icipntc iu this financing l1y providing  a..;mall portion of Ute fllltds for  this t••ansacliou directly to Samson Jlartnl!l's, Colotlial is not a credit curd  pt•uccssol', or in tl1c business  &fp-t•oecssing credit  cards. Mcrchaut hereby admowlcdges that  in no event wlii ColoniMI be liable fo1•:my claims made ng:dnst the Samso11 Pat'lners or the Proccssar under  an)' lc  tlJcat•y larlost pro , lost t•cv nucs, last  business upportuni1y,  exc?tpla •  pUnitive, spflcin  lcidental, indlrccl or COJJSequcntial damages, cnch ofw1•• 1  '•waived by the T\ rc  IU)t and Own Guarantor. MERC!IAN'[  y . _/ / . /.. .,  /)  I . By  'C/1:11'0'  t11'1d17#>/'t  f"Mgij(CG"a  tgn  • (Print  Name and Title)  c: ole l"Lia 1 fun d1 ng•net work y "" '"" '•n n"""'u roo v1nl'!•  Origination Fee- to cover underwriting and related expenses Amount Funded  Origination Fee Und.,•$7,500.00 $199.00 $7,500.0().$25,000.00 $295.00 $2S,OOl.OtJ.$50,000.00 $395.00 $50,001.0().$100,000.00 $595.00 $100,001.00•$250,000.00 $795.00 Over $250,000.00 $995.00 *There may be an additional fee charged to cover the cost of conducting a site inspection.  a) ACH Program Fee- $ 395.00 ACH's are labol•intensive and ne not an automated process requiring us to charge this fee to cover costs  b)  NSF Fee (Standard)•  $ 50.00ea Up to FOUR TIMES ONLY before a default is declared  c)  Rejected ACH • Dally ACH Program Weekly ACH Program When the merchant directs the bank to Reject our Debit ACH Amount funded  Relect fee i.  Up to $7,500.00  $ 25.00 ii. $7,501.00•$50,000.00 $ 35.00 iii. $50,001.00•$100,000.00  $ 50.00 lv. $100,001.00•$250,000.00  $ 75.00 v.  over $250,000.00  $100.00 Amount Funded  Reject Fee vi. Up to $7,500.00 $ 75.00 vii. $7,501.00-$50,000.00  $ 99.00 viii. $50,001.00•$100,000.00  $175.00 lx. $100,001.00-$250,000.00  $275.00 x.  Over $250,000.00  $395.00 d)  Bank Change Fee- $75.00 requiring us to adjust our system When Merchant requires a change of account to be Debited e)  Blocked Account•  $2,500.00 places them iu default (per contract) When Merchant BLOCKS account from our Debit ACH which t) Default Fee Collections g)  UCC Termination Fee• $150.00 $5,000.00 When Merchant changes bank ac, ount cutting us offfrom our  When  Merchant request a UCC termination  Miscellaneous Service Fees. Merchant shall pay to Colonial certain fees Merchant funding is done electronically to their designated ----l-bank-account-am:l-clmrg<:d-a-fee-of-$"35:1lO-fora-F d-wire-od>i"5:1lO-foran"'eH:-Thd'ee-for-unuerwritirlj,ra1rd-originl!timriO]JIDti-Ji'01l1'-l•--- the funded amount in accordance with the schedule  belm\'. If Merchant is utilizing a Bridge I Control Account, there is an upfi•ont fee of $395.00 for the bank fees and administrative costs of maintaining such account for each cash advance agreement with Merchant Fund transfers from Bridge I Control Accomrts to Merchant's operating bank account will be charged $10,95 per• monUr  via ACH. TI1is fee will continue if the bridge account remains open after the RTR is paid. Merchant wil1 be charged $50.00 for each change of its operating bank account once active with Colonial. Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of$75.00 per occurrence. (All fees are subject to change) Merchant Initials: -.fft+---  Balance Transfer Form  DBA: Speed emissions (ACH) SpeedEmissions, Inc. I SpeedEmissions Car Cat•e, LLC I SpeedEmissions Acquisition Company, LLC 1015 Tyrone Road, Suite 220 Tyrone, GA 30290  Strategic Funding Source 1501 Broadway, Suite 1515 New York, NY 10036  Dear Andy  SpeedEmissious, Inc. I  SpeedEmissions Car  Care,  LLC I SpeedEmissions Acquisition Company,  LLC  DBA: Speedemissions  agrees to transfer the Remaining RTR balance due in the amount of$6,641.27  SFS Merchant Agreement Contract #249722 dated and signed on November 19, 2014. This RTR  balance has  been added  to the  new Strategic  Funding Source  Merchant  Agreement Cont1•act #405812 dated and signed on March 6, 2015. Thank you, ltichard Parlontieri (Owner) ACH Authorization Form  Business Authorized to Debit/Credit Amount:  Merchant Cash Advance One 347-442-7999  4459 Am boy Road Suite 3 Staten Island NY 10312  Account Holder Information:  Richard Panontierl Speedemissions 770..3tJ6• 76 7 Account Holder Name Account Holder D.B.A. Name Account Holder Phone  Account Holder Address City State  Zip  Account Holders' Bank Jntormation:  ha cl/rn {?,'  {;/I.  ()&,/0923f? /55 9'3?03  0 Bank Routing Numbers Bank Account Number . Transaction lntormation: UNDERWRITER  FEE  Goods Purchases/Services Rendered  $999.00  March 6, 2015 Amount of Transaction Effective Date  Authorization:  In exchange for products and/or services listed above the undersigned hereby authorizes Merchant Cash Advance One To electronically draft via the automated  clearing house system the amounts indicated above from the account identified above. This authority will continue until withdrawn in writing by the _..ndBJ.sigo.ed_a.c.co.untJJoJd.eL.Ih.e_und.er.sigo.edJJ.ereb.y...cer.tiflesJ:hatJ:h.ay_ar..a.duly_autborjze.cLto,  _ this form.  on behalf oft he above listed account holder. I  acknowledge that  I am subject .00 reject f item is returned for insufficient funds. c/ ' Richard  Paclontieri 3 ;,::5_ Name/Title of Account Holder Date